Ex-Filing Fees

CALCULATION OF FILING FEE TABLES

S-1

Profusa, Inc.

Table 1: Newly Registered and Carry Forward Securities

Line Item Type	Security Type	Security Class Title	Notes	Fee Calculation Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee

Newly Registered Securities
Fees to be Paid	Equity	Units consisting of:	(1)	457(o)	0	$0.00	$15,000,000.00	0.0001381	$2,071.50
Fees to be Paid	Equity	(i) Common stock, $0.0001 par value per share	(2)	457(o)	0	0.00	0.00	0.0001381	0.00
Fees to be Paid	Equity	(ii) Warrants to purchase shares of common stock	(3)	457(o)	0	0.00	0.00	0.0001381	0.00
Fees to be Paid	Equity	Common stock, $0.0001 par value per share, issuable upon the exercise of the Warrants included in the units and pre-funded units	(4)	457(o)	0	0.00	30,000,000.00	0.0001381	4,143.00
Fees to be Paid	Equity	Pre-funded units consisting of:	(5)	457(o)	0	0.00	0.00	0.0001381	0.00
Fees to be Paid	Equity	(i) Pre-funded common stock purchase warrants to purchase shares of common stock	(6)	457(o)	0	0.00	0.00	0.0001381	0.00
Fees to be Paid	Equity	(ii) Warrants to purchase shares of common stock	(7)	457(o)	0	0.00	0.00	0.0001381	0.00
Fees to be Paid	Equity	Common stock, $0.0001 par value per share, issuable upon the exercise of the pre-funded common stock purchase warrants	(8)	457(o)	0	$0.00	$0.00	0.0001381	$0.00

Total Offering Amounts:							$45,000,000.00		6,214.50
Total Fees Previously Paid:									0.00
Total Fee Offsets:									0.00
Net Fee Due:									$6,214.50

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Offering Note(s)

(1)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $45,000,000.

(2)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

No separate fee is required pursuant to Rule 457(g) under the Securities Act.

(3)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

No separate fee is required pursuant to Rule 457(g) under the Securities Act.
(4)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $45,000,000.

As estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act, the proposed maximum offering price of the shares of Common Stock issuable upon exercise of each of such warrants included in the units or pre-funded units, proposed to be sold in the offering is $30,000,000, which is equal to 200% of $15,000,000, as each purchaser of each share of Common Stock included in each unit of the registrant to be sold in this offering (and of each pre-funded common stock purchase warrant included in each pre-funded unit of the registrant to be sold in this offering) will receive a warrant to purchase two shares of Common Stock.
(5)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $45,000,000.
(6)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

No separate fee is required pursuant to Rule 457(g) under the Securities Act.

(7)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

No separate fee is required pursuant to Rule 457(g) under the Securities Act.
(8)	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”).

Pursuant to Rule 416(a) under the Securities Act, this registration statement shall also cover an indeterminate number of shares of common stock, par value $0.0001 per share, of the registrant (the “Common Stock”) that may become issuable to prevent dilution resulting from stock splits, stock combinations, stock dividends, recapitalizations or similar transactions with respect to the Common Stock.

The proposed maximum offering price of the units of the registrant proposed to be sold in the offering will be reduced on a dollar-for-dollar basis based on the offering price of any pre-funded units of the registrant offered and sold in the offering, and as such, the proposed aggregate maximum offering price of the units together with the pre-funded units (as well as the shares of Common Stock included in the units and issuable upon exercise of the warrants to purchase Common Stock and pre-funded common stock warrants included in such units and pre-funded units, as applicable), if any, is $45,000,000.

As estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act, the proposed maximum offering price of the shares of Common Stock issuable upon exercise of each of such warrants included in the units or pre-funded units, proposed to be sold in the offering is $30,000,000, which is equal to 200% of $15,000,000, as each purchaser of each share of Common Stock included in each unit of the registrant to be sold in this offering (and of each pre-funded common stock purchase warrant included in each pre-funded unit of the registrant to be sold in this offering) will receive a warrant to purchase two shares of Common Stock.